                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 RJR NABISCO HOLDINGS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 RJR NABISCO HOLDINGS CORP.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                           RJR NABISCO HOLDINGS CORP.
                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NY 10019-6013

                                                                  March 27, 1998

Dear Stockholder:

    You are cordially invited to attend the 1998 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"). The meeting will be held at 9:00 a.m. (local time) on Wednesday, May 13, 1998 at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina 27102.

    At this year's stockholders meeting, you will be asked to elect nine directors, ratify the appointment of Deloitte & Touche LLP as independent auditors and consider three stockholder proposals, if presented by their proponents. The Board of Directors unanimously recommends a vote FOR the directors recommended by the Board, FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors and AGAINST all other proposals. Accordingly, please give careful attention to these proxy materials.

    It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying white proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

    Attendance at the Annual Meeting will be limited to stockholders as of March 23, 1998 and to guests of the Company. Admittance tickets will be required. If you are a stockholder and plan to attend, you MUST request an admittance ticket by writing to the Office of the Secretary at the address shown above. If your shares are not registered in your own name, evidence of your stock ownership must accompany your letter. You can obtain this evidence from your bank or brokerage firm, typically in the form of your most recent monthly statement. An admittance ticket will be held in your name at the registration desk, not mailed to you in advance of the meeting.

    We anticipate that a large number of stockholders will attend the meeting. Seating is limited, so we suggest you arrive early. The auditorium will open at 8:30 a.m.

    If you have any questions, please contact our proxy solicitors, MacKenzie Partners, Inc., at the phone numbers listed on the back cover.

    Thank you for your support and continued interest in RJR Nabisco.

                                          Sincerely,

                                                         [LOGO]

                                          STEVEN F. GOLDSTONE
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

        YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE,
       SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD WHETHER OR
                      NOT YOU PLAN TO ATTEND THE MEETING.

                                     [LOGO]

                           RJR NABISCO HOLDINGS CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1998

To the Stockholders:

    The Annual Meeting of Stockholders of RJR Nabisco Holdings Corp., a Delaware corporation (the "Company"), will be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina 27102 at 9:00 a.m., local time, on Wednesday, May 13, 1998 for the following purposes:

       1. To elect nine Directors to serve until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

       2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company's 1998 fiscal year;

       3. To act on three stockholder proposals if presented by their proponents; and

       4. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

    Only holders of record of the Company's Common Stock and ESOP Convertible Preferred Stock as of the close of business on March 23, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders may be examined for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at the offices of Womble Carlyle Sandridge & Rice, BB&T Financial Center, 200 West Second Street, Suite 1600, Winston-Salem, North Carolina 27102.

                                          H. COLIN MCBRIDE

                                          SENIOR VICE PRESIDENT, ASSOCIATE
                                          GENERAL COUNSEL

                                          AND SECRETARY

New York, New York
March 27, 1998

 YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE
                                    MEETING.

                           RJR NABISCO HOLDINGS CORP.
                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NY 10019-6013

                                PROXY STATEMENT

    This Proxy Statement and enclosed form of proxy are being furnished commencing on or about March 27, 1998 in connection with the solicitation by the Board of Directors (the "Board") of RJR Nabisco Holdings Corp., a Delaware corporation (the "Company"), of proxies in the enclosed form for use at the annual meeting of stockholders (the "Annual Meeting") to be held on Wednesday, May 13, 1998 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    A proxy card is enclosed for your use. THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE WHITE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

    If your shares are held in the name of a bank, broker, or other nominee, only your bank or broker can vote your shares and only upon your specific instructions. Please contact the person responsible for your account and instruct him or her to vote the white proxy card as soon as possible.

    If you have any questions or need further assistance in voting your shares, please call:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL FREE)

VOTING

    Only holders of record of the Company's voting securities as of the close of business on March 23, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, the following shares of voting securities were outstanding:
324,823,528 shares of Common Stock, par value $.01 per share ("Common Stock"), and 13,453,248 shares of ESOP Convertible Preferred Stock, par value $.01 per share and stated value of $16 per share ("ESOP Preferred Stock"). The Common Stock and the ESOP Preferred Stock vote as a single class on all matters properly brought before the Annual Meeting. Holders of Common Stock are entitled to one (1) vote per share, and holders of ESOP Preferred Stock are entitled to one-fifth (1/5) of a vote per share.

    Any proxy given pursuant to this solicitation and received in time for the meeting will be voted as specified in such proxy. If the enclosed proxy card is executed and returned without instructions as to how it is to be voted, proxies will be voted FOR the election of the nominees listed below under the caption "Election of Directors--Information Concerning Nominees," FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company's 1998 fiscal year, AGAINST the three stockholder proposals and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the meeting and voting in person.

    The presence of the holders of a majority of the outstanding shares of Common Stock and ESOP Preferred Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The nine nominees receiving the highest vote totals will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election. All other matters to be voted on will be decided by a majority vote of the shares represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a Broker Non-Vote will have no effect on the vote.

    Securities and Exchange Commission (the "SEC") rules generally require that an annual report precede or accompany proxy materials. However, if you are a stockholder of record, have the same address as another stockholder of record and do not hold shares in nominee name, you may wish to authorize the Company to discontinue sending more than one annual report to the same address. You can eliminate such duplicate mailings by marking the appropriate box on the proxy card for any account for which you do not wish to receive annual reports. You will, however, continue to receive proxy statements and proxy cards to vote the shares for all of your accounts.

                         ITEM 1--ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

    At the upcoming Annual Meeting, a board of nine Directors will be elected to hold office until the next Annual Meeting and until their successors have been elected and qualified. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. All of the Board's nominees are incumbent Directors of the Company and its wholly-owned subsidiary, RJR Nabisco, Inc. ("RJRN"), and all of them were elected to their present terms by the stockholders in April 1997 except Mr. Martin, who was elected by the Board in December 1997.

    Background information about the Board's nominees for election is set forth below. See "Security Ownership of Management" for information about the nominees' holdings of equity securities issued by the Company and its subsidiaries.

                                                                  YEAR            BUSINESS EXPERIENCE DURING PAST FIVE
                                                                  FIRST                          YEARS
NAME                                                  AGE        ELECTED                 AND OTHER INFORMATION
------------------------------------------------      ---      -----------  ------------------------------------------------

John T. Chain, Jr...............................          63         1994   President of Quarterdeck Equity Partners, Inc.,
                                                                            an investor in the defense industry, since
                                                                            December 1996; Special Assistant to the Chairman
                                                                            of Burlington Northern Santa Fe Corporation from
                                                                            November 1995 to March 1996; Executive Vice
                                                                            President of Burlington Northern from 1991 to
                                                                            1995. For more than five years prior thereto,
                                                                            General (Commander-in-Chief, Strategic Air
                                                                            Command) in the United States Air Force. Member
                                                                            of the Boards of Nabisco Holdings Corp.
                                                                            ("Nabisco"), Nabisco, Inc., Northrop Grumman
                                                                            Corporation and Thomas Group Inc.

                                                                  YEAR            BUSINESS EXPERIENCE DURING PAST FIVE
                                                                  FIRST                          YEARS
NAME                                                  AGE        ELECTED                 AND OTHER INFORMATION
------------------------------------------------      ---      -----------  ------------------------------------------------
Julius L. Chambers..............................          61         1994   Chancellor of North Carolina Central University
                                                                            since 1993. For more than five years prior
                                                                            thereto, Director--Counsel of the NAACP Legal
                                                                            Defense and Educational Fund, Inc. Member of the
                                                                            Advisory Board of First Union National Bank
                                                                            (Durham, NC).

John L. Clendenin...............................          62         1994   Chairman of the Board and Chief Executive
                                                                            Officer of BellSouth Corporation until 1996 and
                                                                            for more than five years prior thereto. Member
                                                                            of the Boards of Coca-Cola Enterprises Inc.,
                                                                            Equifax Inc., The Home Depot, Inc., The Kroger
                                                                            Company, National Service Industries, Inc.,
                                                                            Springs Industries, Inc. and Wachovia
                                                                            Corporation.

Steven F. Goldstone.............................          52         1995   Chairman since May 1996 and Chief Executive
                                                                            Officer of the Company since December 1995;
                                                                            President since October 1995; General Counsel
                                                                            from March to December 1995. Partner with the
                                                                            law firm of Davis Polk & Wardwell until October
                                                                            1995 and for more than five years prior thereto.
                                                                            Member of the Boards of Nabisco and Nabisco,
                                                                            Inc.

Ray J. Groves...................................          62         1995   Chairman of Legg Mason Merchant Banking, Inc.
                                                                            since February 1995; previously Chairman and
                                                                            Chief Executive Officer of Ernst & Young LLP
                                                                            until 1994 and for more than five years prior
                                                                            thereto. Member of the Boards of Consolidated
                                                                            Natural Gas Company, Electronic Data Systems
                                                                            Corporation, Lamalie Associates, Inc. and Marsh
                                                                            & McLennan Companies, Inc.

L. Dennis Kozlowski.............................          51         1996   Chairman and Chief Executive Officer of Tyco
                                                                            International Ltd. since January 1993. Member of
                                                                            the Boards of Applied Power, Inc., Dynatech
                                                                            Corporation, Raytheon Company, Thiokol
                                                                            Corporation and Tyco International Ltd.

                                                                  YEAR            BUSINESS EXPERIENCE DURING PAST FIVE
                                                                  FIRST                          YEARS
NAME                                                  AGE        ELECTED                 AND OTHER INFORMATION
------------------------------------------------      ---      -----------  ------------------------------------------------
H. Eugene Lockhart..............................          48         1997   President of BankAmerica Corporation's Global
                                                                            Retail Bank since March 1997; President and
                                                                            Chief Executive Officer of MasterCard
                                                                            International Incorporated from 1994 to March
                                                                            1997; Executive Vice President of First
                                                                            Manhattan Co. from 1992 to 1994. Member of the
                                                                            Board of Cognizant Corporation.(1)

Theodore E. Martin..............................          58         1997   Chief Executive Officer and President of Barnes
                                                                            Group Inc. since 1995; Executive Vice
                                                                            President--Operations and Director of Barnes
                                                                            Group from 1993 to 1995; Group Vice President of
                                                                            Barnes Group from 1990 to 1993. Member of the
                                                                            Boards of Ingersoll-Rand Company and Unisys
                                                                            Corporation.

Rozanne L. Ridgway..............................          62         1989   Co-Chair of the Atlantic Council of the United
                                                                            States from 1993 to 1996 and President of the
                                                                            Council from 1989 through 1992. Assistant
                                                                            Secretary of State for European and Canadian
                                                                            Affairs from 1985 to 1989. Member of the Boards
                                                                            of Bell Atlantic Corporation, The Boeing
                                                                            Company, Citicorp, Emerson Electric Co.,
                                                                            Minnesota Mining and Manufacturing Company, Sara
                                                                            Lee Corporation and Union Carbide Corp.

------------------------------

(1) Affiliates of BankAmerica Corporation have made lending commitments and provided other financial services to the Company and its subsidiaries. These commitments and services have been provided in the ordinary course of business and on substantially the same terms and conditions as those for comparable transactions with similarly-situated persons.

    The Board recommends that the stockholders vote FOR the election of each of its nominees for Director named above.

MEETINGS AND COMMITTEES OF THE BOARD

    The Board met eight times during the 1997 fiscal year. During 1997, all then incumbent Directors, except Mr. Lockhart, attended at least 75% of the meetings of the Board and the Board committees on which they served.

    The standing committees of the Board are the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

    EXECUTIVE COMMITTEE. The Executive Committee has authority to act for the Board on most matters during intervals between Board meetings. The Executive Committee, whose current members are General Chain, Mr. Goldstone (Chair) and John G. Medlin, Jr. (who is not a nominee for re-election and will retire from the Board at the end of his present term), did not meet during the 1997 fiscal year.

    AUDIT COMMITTEE. The Audit Committee reviews the adequacy of the Company's internal system of accounting controls, confers with the independent auditors and the internal auditors concerning their examination of the books and records of the Company and its subsidiaries, reviews actions taken to ensure compliance with the Company's Code of Conduct, recommends to the Board the appointment of independent auditors and considers other appropriate matters regarding the financial affairs of the Company and its subsidiaries. The Audit Committee, whose current members are Messrs. Chambers, Groves (Chair), Kozlowski and Lockhart, held seven meetings during the 1997 fiscal year.

    COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options and other long-term incentives to management employees. In addition, the Compensation Committee administers plans and programs relating to employee benefits, incentives and compensation. The Compensation Committee, whose current members are General Chain (Chair), Messrs. Clendenin and Medlin and Ms. Ridgway, met seven times during the 1997 fiscal year.

    CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee has responsibility for recruiting and nominating new directors and for corporate governance issues, including Board self-evaluation and chief executive officer evaluation. Only outside directors are eligible to serve on this committee. The Corporate Governance and Nominating Committee, whose current members are Messrs. Chambers and Medlin and Ms. Ridgway (Chair), held three meetings during the 1997 fiscal year.

    The Corporate Governance and Nominating Committee will consider suggestions for Board nominees made by stockholders. A stockholder may recommend a person for nomination to the Board at the 1999 annual meeting of stockholders by giving notice thereof and providing certain information set forth in the Company's By-Laws, in writing, to the Secretary of the Company at 1301 Avenue of the Americas, New York, NY 10019-6013 for receipt between October 28 and November 27, 1998.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information, as of March 23, 1998, regarding the beneficial ownership of (i) Common Stock and (ii) Nabisco's Class A Common Stock, par value $.01 per share ("Nabisco Stock"), by each director of the Company, by each of the most highly compensated executive officers of the Company (as required by SEC rules) and by all directors and executive officers of the Company as a group. Most of these individuals have the opportunity to become the beneficial owners of additional shares of Common Stock as a result of stock options vesting or becoming exercisable. See "Executive Compensation--Long Term Incentive Compensation" and "Directors' Compensation." Otherwise, except as noted, the persons named in the table below do not own, beneficially or of record, any other securities of the Company or its subsidiaries and have sole voting and investment power over all securities for which they are shown as beneficial owner.

                                                                NUMBER OF                  NUMBER OF
                                                                SHARES OF                    SHARES
                                                                 COMMON                    OF NABISCO    PERCENT OF
                                                                  STOCK                     CLASS A        NABISCO
                                                               BENEFICIALLY PERCENT OF    COMMON STOCK     CLASS A
                                                                  OWNED       COMMON      BENEFICIALLY     COMMON
NAME OF BENEFICIAL OWNER                                         (1)(2)        STOCK      OWNED (1)(3)      STOCK
-------------------------------------------------------------  -----------  -----------  --------------  -----------
John T. Chain, Jr............................................      11,933            *          8,600             *
Julius L. Chambers...........................................       9,962            *              0             *
John L. Clendenin............................................      10,386            *            500             *
Steven F. Goldstone(4).......................................     792,475         0.24%        14,981             *
Ray J. Groves................................................       9,753            *              0             *
L. Dennis Kozlowski..........................................      11,858            *              0             *
H. Eugene Lockhart...........................................       6,699            *              0             *
Theodore E. Martin...........................................           0            *              0             *
John G. Medlin, Jr...........................................      10,799            *          8,600             *

                                                                NUMBER OF                  NUMBER OF
                                                                SHARES OF                    SHARES
                                                                 COMMON                    OF NABISCO    PERCENT OF
                                                                  STOCK                     CLASS A        NABISCO
                                                               BENEFICIALLY PERCENT OF    COMMON STOCK     CLASS A
                                                                  OWNED       COMMON      BENEFICIALLY     COMMON
NAME OF BENEFICIAL OWNER                                         (1)(2)        STOCK      OWNED (1)(3)      STOCK
-------------------------------------------------------------  -----------  -----------  --------------  -----------
David B. Rickard.............................................      54,055            *              0             *
Rozanne L. Ridgway...........................................       9,933            *              0             *
Andrew J. Schindler..........................................     186,012            *              0             *
All Directors and
  Executive Officers as a
  Group(5)...................................................   1,854,201         0.57%        72,052          0.14%
------------------------

H. John Greeniaus............................................     198,611            *        990,707          1.90%
Robert F. Sharpe, Jr.........................................      68,041            *              0             *

------------------------

*   Less than 0.1%.

(1) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but it is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The number of shares of Common Stock beneficially owned includes shares subject to currently exercisable options in the following amounts: (i) 9,933 for each of General Chain, Messrs. Chambers and Clendenin and Ms. Ridgway;
    (ii) 8,753 shares for Mr. Groves; (iii) 6,858 shares for Mr. Kozlowski; (iv) 6,429 shares for Mr. Lockhart; (v) 3,933 shares for Mr. Medlin; (vi) 575,800 shares for Mr. Goldstone; (vii) 33,000 shares for Mr. Rickard; (viii) 140,000 shares for Mr. Schindler; (ix) 132,000 shares for Mr. Greeniaus; (x) 63,756 shares for Mr. Sharpe; and (xi) 1,320,439 shares for all directors and executive officers as a group. The number of shares of Common Stock beneficially owned also includes: 146, 589, 55, 538, 78 and 4,188 shares of Common Stock currently issuable on the conversion of shares of ESOP Preferred Stock owned by, respectively, Messrs. Goldstone, Greeniaus, Rickard, Schindler, Sharpe and all directors and executive officers as a group. The number of shares of Common Stock beneficially owned does not include the following deferred units, which are common stock equivalents received as equity incentives or as deferred fees and other compensation:
    2,155 units for each of General Chain, Mr. Chambers and Ms. Ridgway; 9,538 units for Mr. Clendenin; 6,693 units for Mr. Groves; 2,139 units for Mr. Kozlowski; 1,045 units for Mr. Lockhart; 1,014 units for Mr. Martin; and 4,514 units for Mr. Medlin.

(3) The number of shares of Nabisco Stock beneficially owned includes shares subject to currently exercisable options in the following amounts: (i) 7,600 shares for each of General Chain and Mr. Medlin; (ii) 880,606 shares for Mr. Greeniaus; and (iii) 50,305 shares for all directors and executive officers as a group. The number of shares of Nabisco Stock beneficially owned does not include the following deferred units, which are common stock equivalents received as equity incentives or as deferred fees and other compensation:
    (i) 2,069 units for Mr. Medlin; and (ii) 4,626 units for Mr. Greeniaus.

(4) Mr. Goldstone is also the holder of 200,000 performance stock units each equal in value to one share of Common Stock which will be paid to Mr. Goldstone only if (i) Mr. Goldstone remains employed by the Company through December 31, 1998 (unless he is terminated by the Company without cause or he voluntarily terminates his employment with good reason) and (ii) the market price for Common Stock averages $43.75 or more for any consecutive 30-day period ending on or prior to December 31, 1998. Mr. Goldstone purchased the 14,981 shares of Nabisco Stock on May 15, 1996.

(5) The phrase "All Directors and Executive Officers as a Group" does not include Messrs. Greeniaus or Sharpe because they are no longer executive officers of the Company.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock and other equity securities of the Company with the SEC and The New York Stock Exchange, Inc. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

    Based solely on a review of the copies of the forms that it has received, and on written representations from certain reporting persons that no additional forms were required, the Company believes that its officers, directors and greater than ten-percent beneficial owners complied with all of these filing requirements in 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information, as of March 23, 1998, regarding the beneficial ownership of persons known to the Company to be the beneficial owners of more than five percent of any class of the Company's voting securities. The information was obtained from Company records and information supplied by the stockholders, including information on Schedule 13G. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                                           NUMBER
                                                                                          OF SHARES        PERCENT
                                                       NAME AND ADDRESS                 BENEFICIALLY         OF
TITLE OF CLASS                                        OF BENEFICIAL OWNER                   OWNED           CLASS
-----------------------------------------  -----------------------------------------  -----------------  -----------

Common Stock                               FMR Corp.(1)                                     39,104,026        12.07%
                                           82 Devonshire Street
                                           Boston, MA 02109

Common Stock                               The Capital Group Companies, Inc.(2)             19,922,100         6.15%
                                           333 South Hope Street
                                           Los Angeles, CA 90071

ESOP Convertible Preferred Stock           Wachovia Bank, N.A.                              13,453,248          100%
                                           (as Trustee)(3)
                                           Box 3075, Trust Operations
                                           Winston-Salem, NC 27102

------------------------------

(1) According to the Schedule 13G dated February 14, 1998 filed by FMR Corp. ("FMR"), Edward C. Johnson 3d and Abigail P. Johnson, FMR is a parent holding company and Mr. Johnson and Ms. Johnson are respectively the Chairman and a Director of FMR and may be deemed members of a group that controls FMR. The Schedule 13G indicates that, as of February 14, 1998, FMR, Mr. Johnson and Ms. Johnson beneficially own 39,104,026 shares. These include (i) 36,731,766 shares beneficially owned by Fidelity Management & Research Company, a registered investment advisor and a wholly-owned subsidiary of FMR ("Fidelity"), as a result of acting as an adviser to various registered investment companies (the "Fidelity Funds"); (ii) 2,199,560 shares beneficially owned by Fidelity Management Trust Company, a bank and a wholly-owned subsidiary of FMR ("Fidelity Trust"), as a result of serving as investment manager of institutional accounts (the "Institutional Accounts"); and (iii) 172,700 shares beneficially owned by Fidelity International Limited ("Fidelity International"), a provider of investment advisory management services to a number of non-U.S. investment companies and certain institutional investors, of which Mr. Johnson is also Chairman and, with members of his family, the indirect owner of 39.89% of its voting power. Each of FMR and Fidelity International disclaims beneficial ownership of shares beneficially owned by the other. According to the Schedule 13G,
    (a) each of FMR, Mr. Johnson and the Fidelity Funds has sole investment power over the Fidelity Funds shares, but neither FMR nor Mr. Johnson has sole power to vote these shares, a power which resides with the Fidelity Funds' Boards of Trustees; (b) each of FMR and Mr. Johnson has sole investment power over the shares beneficially owned by Fidelity Trust, sole power to vote 1,712,700 of the shares and no power to vote the remaining 486,860 shares; and (c) Fidelity International has sole investment and voting power over the shares beneficially owned by Fidelity International.

(2) According to the Schedule 13G dated February 10, 1998 filed by The Capital Group Companies, Inc. ("Capital"), Capital is the parent holding company of a group of investment management companies that hold sole investment power over all of these shares and sole voting power over 3,733,200 of the shares. The investment management companies, which include a bank and several registered investment advisers, provide investment advisory and management services for their clients, which include registered investment companies and institutional accounts.

(3) Wachovia Bank, N.A. ("Wachovia") holds the ESOP Preferred Stock in its capacity as trustee of the RJRN Defined Contribution Master Trust (the "Master Trust"). Under the terms of the Master Trust, Wachovia is required to vote shares of ESOP Preferred Stock allocated to participants' accounts in accordance with instructions received from such participants and to vote allocated shares of ESOP Preferred Stock for which it has not received instructions and unallocated shares in the same ratio as shares with respect to which instructions have been received. Wachovia has no investment power or beneficial ownership interest with respect to shares of ESOP Preferred Stock.

          ITEM 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to stockholder ratification, the Board has appointed the firm of Deloitte & Touche LLP ("Deloitte & Touche") as independent auditors for the fiscal year ending December 31, 1998 and until their successors are selected. The appointment was made upon the recommendation of the Audit Committee, which is comprised of Directors who are not employees of the Company or its subsidiaries.

    A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

    The Board considers Deloitte & Touche to be well qualified and recommends that the stockholders vote FOR ratification of its appointment as independent auditors of the Company for the upcoming fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY

    The following pages describe the components of the total compensation of the five most highly compensated executive officers (as defined under SEC rules) of the Company at the end of the last completed fiscal year. The bonuses shown represent amounts that the Compensation Committee and the Board approved for each named individual based on company performance for the applicable year. The long-term compensation shown in the Summary Compensation Table was provided under the Company's 1990 Long Term Incentive Plan (the "LTIP") which provides for various types of awards such as stock options, restricted stock, performance share awards and performance unit awards, as described below. Some of the long-term compensation shown for Messrs. Goldstone and Greeniaus was provided under a long-term incentive plan maintained by Nabisco. Also described below is the future compensation such individuals may receive under the Company's retirement plans or, following termination of employment under certain circumstances, under private employment agreements.

SUMMARY COMPENSATION TABLE

    The following table presents certain specific information regarding the compensation of the most highly compensated executive officers of the Company. Mr. Greeniaus terminated employment as of January 1, 1998 due to disability under the Company's disability plans. Mr. Sharpe terminated employment with the Company on January 15, 1998. Mr. Rickard became employed by the Company on March 24, 1997, and the amounts disclosed below reflect the portion of the year during which he was employed by the Company.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                           ------------------------  ---------------------------------------------------
                                                          OTHER                         STOCK OPTIONS--  STOCK OPTIONS--
      NAME &                                             ANNUAL         RESTRICTED       COMMON STOCK     NABISCO STOCK
PRINCIPAL POSITION     YEAR      SALARY    BONUS(1)   COMPENSATION    STOCK AWARDS(2)         (#)              (#)
-------------------  ---------  ---------  ---------  -------------  -----------------  ---------------  ---------------
STEVEN F. GOLDSTONE       1997  $ 800,000  $1,950,000  $ 1,988,531(5)     $       0          460,000           60,000
  CHAIRMAN,               1996  $ 800,000  $2,200,000  $ 3,772,298       $       0           400,000          200,000
  PRESIDENT & CEO         1995  $ 762,821  $ 610,000   $    14,770       $       0           400,000                0

H. JOHN GREENIAUS         1997  $ 891,667  $ 620,000   $   440,404(6)     $       0                0          190,000
  CHAIRMAN,               1996  $ 850,000  $ 684,000   $   430,813       $       0                 0          180,000
  PRESIDENT & CEO,        1995  $ 837,500  $ 693,000   $ 1,896,714       $       0           200,000          880,606
  NABISCO
ANDREW J. SCHINDLER       1997  $ 575,000  $ 403,000   $    69,799(7)     $       0                0                0
  PRESIDENT & CEO,        1996  $ 537,499  $ 465,000   $   237,474       $       0           200,000                0
  R.J. REYNOLDS           1995  $ 440,481  $ 389,000   $   231,118       $       0           207,800                0
  TOBACCO CO.
ROBERT F. SHARPE,         1997  $ 441,667  $ 315,000   $    64,794(7)     $       0                0                0
  JR.                     1996  $ 392,564  $ 501,000   $    75,650       $ 784,375            78,000                0
  SVP & GENERAL
  COUNSEL
DAVID B. RICKARD          1997  $ 386,538  $ 350,000   $    44,734(7)     $ 975,000          100,000                0
  SVP &
  CHIEF FINANCIAL
  OFFICER

                      LONG-TERM
      NAME &          INCENTIVE      ALL OTHER
PRINCIPAL POSITION   PAYOUTS(3)   COMPENSATION(4)
-------------------  -----------  ----------------
STEVEN F. GOLDSTONE   $       0      $  176,900
  CHAIRMAN,           $       0      $  115,700
  PRESIDENT & CEO     $       0      $    6,375
H. JOHN GREENIAUS     $ 333,255      $  115,467
  CHAIRMAN,           $ 661,317      $  105,487
  PRESIDENT & CEO,    $ 699,627      $   54,628
  NABISCO
ANDREW J. SCHINDLER   $3,000,000     $   31,200
  PRESIDENT & CEO,    $ 709,200      $   26,358
  R.J. REYNOLDS       $ 409,225      $   31,724
  TOBACCO CO.
ROBERT F. SHARPE,     $       0      $   28,280
  JR.                 $  21,930      $  257,500
  SVP & GENERAL
  COUNSEL
DAVID B. RICKARD      $       0      $  261,250
  SVP &
  CHIEF FINANCIAL
  OFFICER

------------------------

(1) The bonus amounts shown for 1997 for all of the named executive officers reflect annual cash bonus payments that were based solely on Company (or operating company) performance during 1997 as determined using performance objectives established early in the year. If the 1997 targeted financial score was attained or exceeded, the award was supplemented with Performance Notes equal to 20% of the target bonus. The Performance Notes, which were earned by all of the named executive officers (with the exception of Mr. Greeniaus), are described and set forth on pages 12 and 13.

(2) On March 24, 1997, in connection with his hiring by the Company, Mr. Rickard received a grant of restricted stock units covering 30,000 shares of Common Stock equivalents. Restrictions lapse in accordance with the following schedule: 10,000 shares on March 24, 2000, 10,000 shares on March 24, 2001, and 10,000 shares on March 24, 2002. Dividends are paid on the restricted stock units to the same extent as for unrestricted shares of Common Stock. The value of an equivalent number of unrestricted shares as of December 31, 1997 was $1,125,000. Mr. Sharpe was the only other named executive officer with restricted stock or restricted stock units on December 31, 1997. He had 16,750 restricted stock units, with a value on December 31, 1997 of $628,125. Upon Mr. Sharpe's termination of employment on January 15, 1998, he forfeited 8,500 of the restricted stock units.

(3) The amounts shown in the table for 1997 represent long-term incentive payouts under the 1995 Performance Unit Program of the LTIP (for Mr. Schindler) and the Executive Equity Program of the LTIP (for Mr. Greeniaus). The Performance Unit award, denominated in cash, was granted in 1995. The amount earned was based on cumulative cash net income objectives for the performance period 1995-1997. The Performance Unit payout was made in cash in early 1998. The Executive Equity Program applies to individuals who previously acquired RJRN Holdings' purchase stock under the LTIP. Mr. Greeniaus received cash grants on four annual grant dates beginning July, 1994 and ending July, 1997, each equal to the excess, if any, of (i) 25% of the maximum amount he could have borrowed to acquire purchase stock, over
    (ii) the then fair market value of the same percentage of his purchase stock. The grant is increased by the amount necessary to hold him harmless from income taxes due as a result of the grant.

(4) The amounts shown in the table reflect Company contributions made on behalf of the named individuals under the Company's qualified and non-qualified defined contribution plans. The following is a breakout of the 1997 amounts:

                                                        COMPANY MATCHING CONTRIBUTION   COMPANY CONTRIBUTION
NAME                                                          (QUALIFIED PLAN)          (NON-QUALIFIED PLAN)
-----------------------------------------------------  -------------------------------  ---------------------
Mr. Goldstone........................................             $   4,500                   $  99,000
Mr. Greeniaus........................................             $   4,500                   $  42,770
Mr. Schindler........................................             $   4,500                   $  26,700
Mr. Sharpe...........................................             $   4,500                   $  23,780
Mr. Rickard..........................................             $   4,154                   $   7,096

   The amount shown in the table for Mr. Goldstone for 1997 also includes
    $73,400, which was the 1997 premium for the insurance policy referred to in footnote (5). The amount shown in the table for Mr. Greeniaus for 1997 also includes $68,197, which was the 1997 premium for the insurance policy referred to in footnote (6). The amount shown in the table for Mr. Rickard also includes a $250,000 special payment to replace benefits and rights from his former employer which he forfeited upon his employment with the Company.

(5) Most of the amount shown in the table for Mr. Goldstone for 1997 represents certain income tax liabilities related to the funding of his retirement plan benefit (described under "Retirement Plans") which liabilities were reimbursed by the Company to Mr. Goldstone. The amount also includes certain income tax liabilities relating to his life insurance policy, which liabilities were reimbursed by the Company to Mr. Goldstone. The amount shown in the table also reflects amounts not paid to Mr. Goldstone but nonetheless allocable to his personal use of Company facilities ($119,830) and amounts attributable to Mr. Goldstone's participation in the Company's executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($61,750) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life, automobile and personal liability insurance.

(6) The amount shown in the table for Mr. Greeniaus for 1997 includes certain income tax liabilities related to his life insurance policy and to his participation in the Executive Equity Program (described in footnote (3)), which liabilities were reimbursed by the Company to Mr. Greeniaus. The amount shown in the table also reflects amounts attributable to his participation in the executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($54,750) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life, automobile and personal liability insurance.

(7) The amounts shown in the table for Messrs. Schindler, Sharpe and Rickard for 1997 include amounts attributable to their participation in the Company's executive perquisite program, which provides them with supplemental insurance, a leased automobile and an annual allowance ($47,500 for Mr. Schindler, $46,288 for Mr. Sharpe and $36,829 for Mr. Rickard ) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life, automobile and personal liability insurance.

LONG-TERM INCENTIVE COMPENSATION

    The Company maintains the LTIP to provide executives with long-term performance-based incentive compensation. The Company has issued stock options, restricted stock and other performance-based awards under the LTIP to the named executive officers and to other key employees.

    In 1997, long-term incentive grants under the LTIP were made in the form of Performance Appreciation Rights, as set forth in the "Long Term Incentive Plan Awards" table on page 13, except that the long-term incentive grant for Mr. Goldstone was made in the form of stock options. Mr. Rickard also received stock options in connection with his initial employment with the Company. The following table identifies the grants of stock options made to named executive officers in 1997. For Messrs. Goldstone and Greeniaus, the table includes options to purchase shares of Nabisco Stock granted pursuant to a long-term incentive plan maintained by Nabisco. All of the stock options identified on the following table have exercise prices equal to the per-share fair market value of the covered securities on the date of grant.

                      OPTIONS GRANTED IN FISCAL YEAR 1997

                                                                           PERCENT OF TOTAL
                                                   NO. OF SECURITIES        OPTIONS GRANTED    EXERCISE                  GRANT DATE
                                                   UNDERLYING OPTIONS       TO EMPLOYEES IN      PRICE     EXPIRATION     PRESENT
NAME                                                  GRANTED (#)           FISCAL YEAR (1)    ($/SHARE)      DATE       VALUE (2)
---------------------------------------------  --------------------------  -----------------  -----------  -----------  ------------
Mr. Goldstone................................     460,000            RN(3)         81.27%      $  32.250      1/10/07   $  4,600,000
                                                   60,000            NA(4)          2.18%      $  37.000      1/10/07   $    733,800
Mr. Greeniaus................................     190,000            NA(4)          6.90%      $  37.000      1/10/07   $  2,323,700
Mr. Rickard..................................     100,000            RN(3)         17.67%      $  32.500      3/24/07   $  1,001,000

------------------------

(1) The percentages shown in this column represent, in the case of those options labeled "RN", the percentage of all options to purchase Common Stock that were granted to employees in 1997 and, in the case of those options labeled "NA", the percentage of all options to purchase Nabisco Stock that were granted to employees in 1997 under the long-term incentive plan maintained by Nabisco. In total, options to purchase 566,000 shares of Common Stock were granted in 1997 under the LTIP and options to purchase 2,752,500 shares of Nabisco Stock were granted in 1997 under the long-term incentive plan maintained by Nabisco.

(2) The grant date present values shown in the table were determined pursuant to the Black-Scholes option valuation model (a widely used stock option valuation methodology), using the following assumptions. For Mr. Goldstone's and Mr. Rickard's RN options: stock price volatility factor of .3137 and .3189, respectively; dividend yield of 3.35% and 3.69%, respectively; interest rate of 6.33% and 6.92%, respectively; and a seven year term. For NA options: stock price volatility factor of .2358; dividend yield of 1.62%; interest rate of 6.25% and a seven year term. There were no adjustments made for non-transferability or risk of forfeiture. The actual value, if any, that an executive officer may realize from his or her stock options (assuming that they are exercised) will depend solely on any gain in stock price over the exercise price when the shares are sold.

(3) These stock options were granted on January 10, 1997 (to Mr. Goldstone) and March 24, 1997 (to Mr. Rickard) and become vested and exercisable over three years in accordance with the following schedule: 33% on each of the first and second anniversaries of the date of grant and 34% on the third anniversary of the date of grant. The stock options have a term of 10 years from the date of grant, but are subject to earlier cancellation in certain circumstances.

(4) These stock options relate to shares of Nabisco Stock and were granted pursuant to a long-term incentive plan maintained by Nabisco. The stock options were granted on January 10, 1997 and become vested over three years in accordance with the following schedule: 33% on each of the first and second January 1 following the date of grant and 34% on the third January 1 following the date of grant, but may not be exercised until the third anniversary of the date of grant. The stock options have a term of 10 years from the date of grant, but are subject to earlier cancellation in certain circumstances.

    Certain options previously granted to Messrs. Goldstone, Greeniaus and Schindler under the LTIP were conditioned on the purchase by them of Common Stock. In connection with the purchase of Common Stock under the LTIP, they were permitted to borrow on a secured basis from the Company the purchase price for the shares of the purchased stock, plus an additional amount to pay taxes, if any, due on any taxable income recognized in connection with such purchases. For Mr. Goldstone, the current annual interest rate is 6.26% (the applicable federal rate for long-term loans as of December 1995). For Messrs. Greeniaus and Schindler the current annual interest rate, which was set in July 1993 at the then applicable federal rate for long term loans, is 6.37%. The indebtedness, plus accrued interest and taxes, must be repaid upon the earlier of sale of the shares or termination of plan participation. As of March 1, 1998, the named executive officers of the Company with outstanding indebtedness in connection with such loans were: Mr. Goldstone, $573,952; and Mr. Greeniaus $1,188,540. Since January 1, 1997, Mr. Greeniaus has repaid a portion of his indebtedness and Mr. Schindler has repaid all of his indebtedness. The largest amount of indebtedness since January 1, 1997 for each of these individuals was Mr. Greeniaus $1,472,456 and Mr. Schindler $345,926. During 1996, Nabisco permitted Mr. Goldstone and Mr. Greeniaus to purchase Nabisco stock from Nabisco under a long-term incentive plan maintained by Nabisco at a price equal to the fair market value of such stock on the date of purchase. In connection with these purchases, Messrs. Goldstone and Greeniaus were permitted to borrow on a secured basis from Nabisco the purchase price for the shares of the purchased stock. The current annual interest rates were set at the then applicable federal rate for long-term loans. For Mr. Goldstone, the current annual interest rate is 6.72% For Mr. Greeniaus, the current annual interest rate is 6.0% for $690,000 of indebtedness and 5.98% for $692,500 of indebtedness. The indebtedness, plus accrued interest and taxes, must be repaid upon the earlier of sale of the shares or termination of plan participation. As of March 1, 1998, the outstanding indebtedness to Nabisco in connection with such loans were: Mr. Goldstone, $562,967 and Mr. Greeniaus $1,554,658.

    The following table provides information relating to the number and value of shares of Common Stock and Nabisco Stock subject to options held by the named executive officers as of December 31, 1997. There were no stock option exercises during 1997 by any of the named individuals.

                          AGGREGATED OPTION VALUES AT
                           FISCAL YEAR-END (12/31/97)

                                                                     NO. OF SECURITIES          VALUE OF UNEXERCISED
                                                                         UNDERLYING           IN-THE-MONEY OPTIONS HELD
                                                                   UNEXERCISED OPTIONS AT                AT
                                                                       FY-END (#) (1)              FY-END ($) (2)
                                                                 --------------------------  ---------------------------
NAME                                                   TYPE      EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
--------------------------------------------------      ---      -----------  -------------  ------------  -------------
Mr. Goldstone.....................................          RN      344,000        916,000   $  2,132,250  $   4,245,250
                                                            NA            0        260,000   $          0  $   3,715,000
Mr. Greeniaus.....................................          RN      132,000         68,000   $  1,237,500  $     637,500
                                                            NA            0      1,250,606   $          0  $  25,929,544
Mr. Schindler.....................................          RN       79,600        328,200   $    413,880  $   1,711,020
Mr. Sharpe........................................          RN       38,016         52,260   $     70,313  $     205,188
Mr. Rickard.......................................          RN            0        100,000   $          0  $     500,000
                                                           ---   -----------  -------------  ------------  -------------

------------------------------

(1) Some of the unexercisable stock options are vested but not exercisable.

(2) Calculated based on the excess of the fair market value on December 31, 1997 of Common Stock ($37.50) or Nabisco Stock ($48.50), as appropriate, over the option exercise price.

    As noted in footnote (1) to the Summary Compensation Table, a portion of the 1997 annual bonus earned by Messrs. Goldstone, Schindler, Sharpe and Rickard is denominated in the form of Performance Notes. Performance Notes are phantom units whose value may fluctuate up and down based on attainment of predetermined financial performance objectives that are derived from the Company's or an operating company's long-term strategic plan. For 1997, Messrs. Goldstone, Sharpe and Rickard earned RJR Nabisco Performance Notes with an initial value of $32.00 and a value of $39.94 on December 31, 1997, and Mr. Schindler earned R.J. Reynolds Tobacco Company Performance Notes with an initial value of $32.00 and a value of $36.69 on December 31, 1997. The Performance Notes do not vest until December 31, 1999 and will be paid-out based on their value at that time; consequently, all of the Performance Notes earned by Mr. Sharpe have been forfeited.

    The 1997 long-term incentive grants for Messrs. Schindler, Sharpe and Rickard were made in the form of Performance Appreciation Rights ("PARs"), which are appreciation rights on the Performance Notes of the Company and its operating companies. PARs granted to Mr. Schindler were a combination of appreciation rights on R.J. Reynolds Tobacco Company Performance Notes (80%) and RJR Nabisco

Performance Notes (20%). PARs granted to Messrs. Sharpe and Rickard were a combination of appreciation rights on RJR Nabisco Performance Notes (55%), R.J. Reynolds Tobacco Company Performance Notes (15%), R.J. Reynolds International Performance Notes (15%) and Nabisco Performance Notes (15%). The Performance Notes had an initial value of $32.00 ($38.00 for Nabisco Performance Notes) on January 1, 1997.

    The following table sets forth the Performance Notes and Performance Appreciation Rights that were granted to the named executive officers in 1997. Because the future value of Performance Notes and, consequently, the PARs will depend solely on Company (or operating company) performance, there is no minimum or maximum payout amount. The values of the Performance Notes and PARs on December 31, 1997 are included in footnotes to the table.

                            LONG TERM INCENTIVE PLAN
                           AWARDS IN FISCAL YEAR 1997

                                                                                  AWARDS
                                                      --------------------------------------------------------------
                                                                           NO. OF PERFORMANCE      PERFORMANCE OR
                                                      NO. OF PERFORMANCE      APPRECIATION       OTHER PERIOD UNTIL
NAME                                                      NOTES(#)(1)         RIGHTS (#)(2)     MATURATION OR PAYOUT
----------------------------------------------------  -------------------  -------------------  --------------------
Mr. Goldstone.......................................           7,813                                   12/31/99
Mr. Schindler.......................................           2,516                                   12/31/99
Mr. Schindler.......................................                               65,700(3)           12/31/01
Mr. Sharpe..........................................           1,969(4)                                12/31/99
Mr. Sharpe..........................................                               61,500(5)           12/31/01
Mr. Rickard.........................................           2,188                                   12/31/99
Mr. Rickard.........................................                               61,500(5)           12/31/01

------------------------

(1) The December 31, 1997 value of RJR Nabisco Performance Notes earned by Messrs. Goldstone, Sharpe and Rickard was $39.94. The December 31, 1997 value of R.J. Reynolds Tobacco Company Performance Notes earned by Mr. Schindler was $36.69.

(2) The December 31, 1997 values of the PARs were as follows: RJR Nabisco PARs--$7.94; R.J. Reynolds Tobacco Company PARs--$4.69; R.J. Reynolds International PARs--$0 and Nabisco PARs--$8.57.

(3) The number shown in the table for Mr. Schindler represents a combination of 52,800 R.J. Reynolds Tobacco Company PARs and 12,900 RJR Nabisco PARs. The PARs have a term of 5 years from the date of grant and become vested over three years in accordance with the following schedule: 33% on each of the first and second December 31 following the date of grant and 34% on the third December 31 following the date of grant.

(4) The Performance Notes shown in the table for Mr. Sharpe were forfeited in connection with his termination of employment on January 15, 1998.

(5) The numbers shown in the table for Messrs. Sharpe and Rickard represent, for each of them, a combination of 31,300 RJR Nabisco PARs, 8,700 R.J. Reynolds Tobacco Company PARs, 8,500 R.J. Reynolds International PARs and 13,000 Nabisco PARs. The PARs have a term of 5 years from the date of grant and become vested over three years in accordance with the following schedule:
    33% on each of the first and second December 31 following the date of grant and 34% on the third December 31 following the date of grant. 67% of the PARs shown in the table for Mr. Sharpe were forfeited by him in connection with his termination of employment on January 15, 1998.

RETIREMENT PLANS

    The named executive officers participate in noncontributory defined benefit retirement plans maintained by the Company or its subsidiaries. Mr. Goldstone, Mr. Greeniaus and Mr. Schindler also participate in a Supplemental Executive Retirement Plan (the "SERP"). Benefits under the SERP are payable only after a participant's retirement at a specified retirement age or earlier retirement or termination in certain circumstances.

    The following table shows the estimated annual benefits payable upon retirement under the SERP, as described in the preceding paragraph. The retirement benefits shown are computed prior to being offset for Social Security and are based upon retirement at age 60 and the payment of a single-life annuity to the employee.

                              ESTIMATED ANNUAL RETIREMENT BENEFITS
                                        YEARS OF SERVICE
                            ----------------------------------------
AVERAGE FINAL COMPENSATION  10 OR FEWER        15        20 OR MORE
--------------------------  ------------  ------------  ------------
800,00$0.............       $    266,666  $    300,000  $    400,000
900,00$0.............       $    300,000  $    337,500  $    450,000
1,000,$000...........       $    333,333  $    375,000  $    500,000
1,200,$000...........       $    400,000  $    450,000  $    600,000
1,600,$000...........       $    533,333  $    600,000  $    800,000
2,000,$000...........       $    666,666  $    750,000  $  1,000,000
2,400,$000...........       $    800,000  $    900,000  $  1,200,000
2,800,$000...........       $    933,333  $  1,050,000  $  1,400,000
3,200,$000...........       $  1,066,666  $  1,200,000  $  1,600,000
3,600,$000...........       $  1,200,000  $  1,350,000  $  1,800,000

    For purposes of determining retirement benefits under this table, "Average Final Compensation" consists of the annualized sum of base salary, bonus in the year earned and pre-tax contributions to plans maintained under sections 401(k) and 125 of the Code, and is determined by considering the 36 consecutive months that yield the highest average compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1997 was $2,727,037 for Mr. Goldstone, and $920,597 for Mr. Schindler. Both Mr. Goldstone and Mr. Schindler are expected to have more than 20 years of credited service at age 60 (giving effect to individual arrangements).

    As explained below (see, "Agreements with Certain Officers"), for purposes of determining Mr. Greeniaus' SERP benefit, Mr. Greeniaus' first three years of disability will be recognized as credited service and the Company will consent to his early retirement on January 1, 2001. Mr. Greeniaus' SERP benefit will be based on more than 20 years of credited service (rounded to the nearest year). Mr. Greeniaus' Average Final Compensation at the time his SERP benefit will be determined is expected to be $1,550,000. Mr. Greeniaus' annual retirement benefits under the SERP, computed without regard to the Social Security offset is expected to be $678,125 commencing upon his retirement on January 1, 2001.

    The Company has purchased annuity contracts to provide retirement benefits for certain participants in the SERP (including Messrs. Goldstone and Greeniaus). The annuity contracts cover the participants' after-tax vested benefits, reduced by their vested benefit under the Company's qualified pension plan. In 1997, the Company purchased annuity contracts to cover the retirement benefits accrued in 1996 for Mr. Goldstone. No annuity contracts were purchased in 1997 for Mr. Greeniaus; however, it is anticipated that annuity contracts sufficient to cover Mr. Greeniaus' remaining unfunded SERP benefit will be purchased in 1998. The benefits to be provided by the purchase of annuity contracts will not be available to the individuals until they retire or are otherwise eligible for benefits under the SERP.

    Retirement benefits for Messrs. Rickard and Sharpe are determined by the formula under a non-contributory qualified defined benefit plan maintained by RJRN that has no Social Security offset. The following table shows the estimated annual single life annuity payable at age 65 under the plan.

                  ESTIMATED ANNUAL RETIREMENT
                            BENEFITS
                        YEARS OF SERVICE
AVERAGE FINAL  ----------------------------------
COMPENSATION       10          15          20
-------------  ----------  ----------  ----------
 $   400,000   $   68,480  $   94,260  $  117,865
 $   500,000   $   85,879  $  118,183  $  147,769
 $   600,000   $  103,278  $  142,107  $  177,673
 $   700,000   $  120,677  $  166,030  $  207,578
 $   800,000   $  138,076  $  189,954  $  237,482
 $   900,000   $  155,475  $  213,877  $  267,386
 $ 1,000,000   $  172,873  $  237,800  $  297,290
 $ 1,100,000   $  190,272  $  261,724  $  327,195

    For plan purposes, compensation includes base salary, annual bonus (in the year earned) and certain other payments. "Average Final Compensation" under the plan is determined by considering the 36 consecutive months that yield the highest average annual compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1997 for Mr. Rickard was $850,000. Mr. Rickard's estimated years of credited service (rounded to the nearest year) at age 65 was 15 years. Mr. Sharpe's average final compensation upon his termination of employment on January 15, 1998, was $613,077, with 16 years of credited service (rounded to the nearest year).

AGREEMENTS WITH CERTAIN OFFICERS

    The Company and RJRN entered into an employment agreement with Mr. Goldstone effective December 5, 1995, and most recently amended and restated effective as of January 1, 1997, pursuant to which Mr. Goldstone serves as Chairman, Chief Executive Officer and President of the Company and RJRN. Pursuant to the employment agreement, Mr. Goldstone is entitled to receive an annual base salary of at least $1.25 million per year and an annual target bonus opportunity of 100% of his base salary. The employment agreement provides that Mr. Goldstone is eligible for retiree medical coverage, for which purpose he is deemed to be at least age 55 with the maximum creditable years of service. The employment agreement provides that in the event Mr. Goldstone becomes disabled, his disability benefit will be equal to 100% of his base salary payable for a maximum of two years, at which point Mr. Goldstone's employment will be terminated and disability benefits will cease. The employment agreement also provides that Mr. Goldstone will participate in the SERP, under which he is credited with 13.5 years of service in addition to his actual service with RJRN in order to address retirement benefits foregone from Mr. Goldstone's prior employer. Mr. Goldstone's after-tax benefit under the SERP is required to be funded on a current basis, but will be forfeited if his employment terminates for "cause" or without "good reason" (each as summarized below), in either case prior to the earlier of October, 1998 or a change of control (as summarized below, a "Change of Control"). Mr. Goldstone is to be reimbursed for taxes incurred as a result of funding this arrangement. Under the employment agreement, Mr. Goldstone is to be provided with life insurance, on a tax-reimbursed basis, with a face amount of $3 million.

    The employment agreement provides that if the Company or RJRN terminates Mr. Goldstone's employment without "cause" or if Mr. Goldstone terminates his employment for "good reason", then Mr. Goldstone will receive compensation continuance for three years. In addition, he is entitled to receive retirement credits, welfare benefits and certain perquisites (collectively, "Continued Benefits") for the same three year period. Compensation continuance will be based on Mr. Goldstone's then current base salary and target annual bonus. The employment agreement provides that in such event, or if Mr. Goldstone's employment is terminated following his permanent disability, Mr. Goldstone will be eligible for the maximum benefit under the SERP, payable upon such termination. The benefit will be equal to the present value of the benefit that would have been paid to Mr. Goldstone at the end of compensation continuance, with no other reduction for commencement of payment prior to Mr. Goldstone's normal retirement date under the SERP. "Cause" includes willful gross misconduct or malfeasance, or substantial and continuing willful refusal by Mr. Goldstone to perform his duties, in each case having a material adverse effect on the Company or RJRN, or certain criminal conduct. "Good reason" includes a reduction in Mr. Goldstone's duties or positions, a reduction in Mr. Goldstone's salary or annual target bonus opportunity, relocation, a material breach of the contract by RJRN or the Company or, following a Change of Control, a reduction in compensation programs or benefits.

    Upon Change of Control, and if Mr. Goldstone's employment is terminated during the 24-month period following a Change of Control or a spinoff of one of the Company's major business units, the employment agreement provides for compensation and benefits consistent with the provisions applicable to other headquarters employees as described below. A Change of Control includes certain acquisitions of 30% or more of the combined voting power of the Company securities, certain changes in the composition of the Company's Board of Directors, certain mergers or consolidations of the Company or the disposition of substantially all the assets of the Company. In the event that a "parachute" excise tax would be imposed on any payments to Mr. Goldstone, he will be entitled to tax reimbursement payments.

    Effective December 14, 1995, the Company, RJRN, Nabisco and Nabisco, Inc. entered into an amended and restated employment agreement with Mr. Greeniaus, setting forth the terms of his employment and certain termination provisions. Mr. Greeniaus terminated employment due to disability under the Company's disability plans effective January 1, 1998. Mr. Greeniaus has vested retirement benefits under the SERP and certain other plans that are funded in respect of his service through 1994. Under the employment agreement, Nabisco must provide additional funding for accruals under the SERP through the date of Mr. Greeniaus' retirement or the termination of his employment. Under the employment agreement, Nabisco must also provide Mr. Greeniaus with life insurance, on a tax-reimbursed basis, with a face amount of $3 million. In connection with Mr. Greeniaus' termination of employment, the Company, RJRN, Nabisco and Mr. Greeniaus entered into an agreement dated January 21, 1998, setting forth the terms of Mr. Greeniaus' termination of employment. The January 21, 1998 agreement substantially reflects the terms of Mr. Greeniaus' amended and restated employment agreement as well as the Company's short-term and long-term disability plans. As reflected in the January 21, 1998 agreement, Mr. Greeniaus is expected to receive disability benefits for three years during which he will continue to participate in the Company's employee benefit plans in accordance with the terms of the disability plans. The parties agreed to consent to Mr. Greeniaus' early retirement on January 1, 2001 and to authorize commencement of Mr. Greeniaus' SERP benefit at that time.

    In October 1988, RJRN entered into an agreement with Mr. Schindler which was supplemented in December 1988 and December 1995, providing that if Mr. Schindler's employment is terminated other than for "cause" or, within twenty-four months following a Change of Control, for "good reason", he will be entitled to an amount equal to two times his annual salary and target bonus, payable over three years; Continued Benefits and continued vesting of stock options for such three year period; and pro-rated vesting of any restricted stock. Mr. Schindler also participates in the SERP. "Cause" includes, generally, criminal conduct, deliberate refusal to perform employment duties or deliberate misconduct materially damaging to RJRN. "Good reason" includes a material reduction in duties, reduction in pay, grade or bonus opportunity, reduction in compensation programs or benefits, relocation or material breach of the arrangement by the Company or RJRN. In the event that a "parachute" excise tax would be imposed on any payments to Mr. Schindler, Mr. Schindler would also be entitled to tax reimbursement payments. In addition, upon a Change of Control, Mr. Schindler will be entitled to certain benefits under the LTIP as described below.

    In March 1997, the Company and RJRN entered into an agreement with Mr. Rickard, providing that if Mr. Rickard's employment is terminated without "cause" or, within twenty-four months following a

Change of Control, for "good reason," he will be entitled to two times his annual salary and annual target bonus opportunity payable over three years, and Continued Benefits for the same period. Upon a Change of Control, or if Mr. Rickard's employment is terminated by the Company without "cause" or by Mr. Rickard for "good reason" during the 24-month period following a Change of Control or a spinoff of one of the Company's major busines units, the agreement provides for compensation and benefits consistent with the provisions applicable to other headquarters employees, as described below. "Cause" includes, generally, criminal conduct, deliberate refusal to perform employment duties or deliberate misconduct materially damaging to the Company or RJRN. "Good reason" includes a material reduction in duties, reduction in pay, grade or annual target bonus opportunity, reduction in compensation programs or benefits, relocation or material breach of the arrangement by the Company or RJRN. In the event that a "parachute" excise tax would be imposed on any payments to Mr. Rickard, Mr. Rickard would also be entitled to tax reimbursement payments.

    In January 1996, the Company and RJRN entered into an agreement with Mr. Sharpe, providing compensation and benefits in the event Mr. Sharpe's employment is terminated without "cause" or, within twenty-four months following a Change of Control, for "good reason". In addition, Mr. Sharpe was credited with ten years of additional service for pension calculation purposes. Mr. Sharpe's employment agreement was cancelled upon his termination of employment, and he is not entitled to any compensation or benefits thereunder.

    As discussed in prior proxy statements, the Company maintains a retention program (the "Retention Program") for corporate headquarters employees and certain other key employees in the event of certain corporate transactions. The Retention Program provides benefits to eligible employees whose employment is terminated within twenty-four months following a Change of Control or a spinoff of one of the Company's major business units, and provides for certain other payments upon a Change of Control. For example, under the Retention Program, upon a Change of Control all outstanding stock options under the LTIP and a predecessor plan (whether held by headquarters employees or others) will vest and be cashed-out at the higher of the difference between the option price and the market price or the value of the options using a specified Black-Scholes methodology. In addition, upon termination of employment following a Change of Control or a spinoff, certain annual and long-term incentive awards for headquarters employees would vest pro-rata and be paid in a lump sum. Under the Retention Program, if a covered employee's employment is terminated without cause or, in some cases, for "good reason" during the twenty-four month period following a Change of Control, such employee's severance will consist generally of a lump sum payment equal to the present value of the salary continuance; pro-rated annual bonus and performance units; and Continued Benefits for the severance period (except to the extent certain Continued Benefits continue to be provided by RJRN or the Company). If "parachute" excise taxes would be imposed on any payments to participants in the Retention Program, such participants will be entitled to tax reimbursement payments.

DIRECTORS' COMPENSATION

    Directors who are not employees of the Company or its subsidiaries ("Outside Directors") receive an annual retainer fee of $50,000 per year, plus attendance fees of $1,250 for each meeting, including certain designated days during which the Board (or a committee of the Board) conducts Company business. In addition, Outside Directors who are committee members receive committee attendance fees of $1,250 for each meeting and committee chairs each receive a $5,000 annual retainer. The Company provides Outside Directors with life insurance having a death benefit of up to $100,000, participation in a charitable giving program (pursuant to which directors with at least three years of service may direct that up to $1 million be contributed to eligible charitable institutions following the director's death), a matching grants program and supplemental insurance programs. Each Outside Director, upon becoming a director, is granted an option pursuant to a stock option plan to purchase 6,000 shares of Common Stock. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. They cannot be exercised for six months following the date of grant but, thereafter, are exercisable for ten years from the date of grant. In addition, an Outside Director receives an annual grant of stock options which is made on the date of the director's election or re-election to the Board of Directors determined pursuant to a formula set forth in the applicable plan. In 1997, each eligible director as of the April 1997 annual meeting received an annual stock option to purchase 1,300 shares of Common Stock at an exercise price of $33.50 (the fair market price of Common Stock on the date of grant). Mr. Martin was granted an option to purchase 1,200 Shares of Common Stock at an exercise price of $36.375 as of the date he was elected to the Board (December 15, 1997). The annually granted stock options have a ten year term and vest over three years (33% on the first and second anniversaries of the date of grant and 34% on the third anniversary). In addition, in lieu of an annual accrual under the Directors Retirement Plan (which was terminated in 1996), each Outside Director receives an annual grant of 1,000 common stock units that are not paid until termination of the director's services. This stock unit grant is made on the date of the director's election or re-election to the Board of Directors.

    No compensation is paid to directors who are employees of the Company or its subsidiaries in their capacity as directors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               COMPARISON OF CUMULATIVE TOTAL RETURNS
RJR Nabisco Holdings Corp., S&P 500 Index, and S&P Food/Tobacco
Index
                                                                        S&P 500 Index    S&P Food/Tobacco     RN Common Stock
12/31/92                                                                       100.00              100.00              100.00
12/31/93                                                                       110.06               83.43               73.91
12/31/94                                                                       111.51               88.80               63.77
12/31/95                                                                       153.42              126.51               75.12
12/31/96                                                                       188.65              156.05               88.02
12/31/97                                                                       251.59              215.18              102.95

------------------------
- The S&P Food/Tobacco Index is a weighted average of the separate S&P Food and Tobacco indices based upon the percentage of operating income from the Company's business units before restructuring charges and amortization of trademarks and goodwill. For the year ended December 31, 1997, 57% of the Company's operating income before restructuring charges and amortization of trademarks and goodwill came from Tobacco operations and 43% came from Food operations.

- Total returns assume $100 invested on December 31, 1992 in Common Stock, the S&P 500 Index and the S&P Food/Tobacco Index with reinvestment of dividends.

COMPENSATION COMMITTEE REPORT

    This report has been submitted to the stockholders by the Compensation Committee (the "Committee") of the Board of Directors and reflects the executive compensation policies and practices of the Company and its subsidiaries during 1997. The Committee is responsible for executive compensation and oversees the administration of the Company's executive compensation programs and plans. The Committee reports regularly to the Board of Directors, and the Board is periodically asked to ratify Committee actions. During 1997, the Committee consisted of Directors who were not employees of the Company or any of its subsidiaries, and who, therefore, were not eligible to participate in any of the Company's executive compensation programs or plans.

EXECUTIVE COMPENSATION PRINCIPLES AND POLICIES

    In determining the amounts, composition, and terms and conditions of the compensation for executive officers of the Company, the Committee is guided by two principles: (1) compensation opportunities must enable the Company to attract and retain individuals with the high caliber of talent and skills critical to the Company's success and (2) a substantial portion of each executive officer's compensation must be tied to quantifiable measures of the Company's financial results from operations and/or stock price performance. These principles are reflected in the actions discussed below relating to salaries, annual incentives and long-term incentives.

    As noted in previous reports, federal tax law limits the ability of publicly-traded companies to secure an income tax deduction for compensation paid to certain highly compensated individuals. The Committee has taken actions to limit the impact of this law. For example, the annual bonus program is structured so as to retain the tax deduction for bonus awards and the Company's long-term incentive plan has been amended to preserve the deductibility of certain compensation payable under the plan. The Committee will continue to seek ways to limit the impact of this law; however, the Committee feels that the tax deduction limitation should not be permitted to compromise the Company's ability to attract and retain the executive talent required to compete successfully on a global basis. Accordingly, achieving the desired flexibility in the design and delivery of compensation may occasionally result in some compensation that is not deductible for federal income tax purposes.

MAJOR COMPENSATION COMPONENTS

    The compensation program for executive officers is composed of annual compensation, long-term compensation and benefits. In determining appropriate compensation plans and levels, the Committee relies on independent outside consultants who provide survey and other data regarding the compensation practices of companies that are representative of the size and type of company with which the Company competes in the marketplace for executive talent. This is a broader and more diverse group of companies than used for the peer company index in the Performance Graph mandated by the Securities and Exchange Commission which appears on page 19. The base salary and targeted incentive compensation levels of the comparator companies are used by the Committee in determining base salary and targeted incentive compensation levels of executive officers of the Company, as described below.

ANNUAL COMPENSATION

    The annual compensation for each of the named executive officers is composed of salary and an annual target bonus opportunity. In general, salaries paid to executive officers reflect the median of competitive practices, as reflected in salary survey data used by the Committee for comparison purposes. Annual compensation levels (salary plus annual target bonus opportunity) are set to reflect the 75th percentile of the compensation practices of comparator companies. A senior executive will receive an increase in salary and/or annual target bonus opportunity, the amount of which is determined pursuant to survey data, only when performance warrants and the Committee determines that either a change in the individual's responsibilities or market conditions warrant such an action.

    The bonus amounts shown in the summary compensation table were determined exclusively from performance ratings for the financial performance of the businesses for which the individual is responsible or performs services, as determined using performance grids established early in 1997. The measure of financial performance for Messrs. Goldstone, Rickard and Sharpe was the Company's cash net income. The measure of financial performance for Mr. Greeniaus was Nabisco's cash net income and the measure for Mr. Schindler was a combination of RJRT's operating company contribution and market share.

    For 1997, the annual bonus program for most of the Company's bonus-eligible employees (including all of the named executive officers) was modified to reduce the maximum cash bonus opportunity from 200% of the target annual bonus opportunity to 120%. If targeted financial performance is achieved or exceeded, the participant's cash award is supplemented with Performance Notes equal to 20% of the target bonus opportunity. Performance Notes are phanthom units whose value may fluctuate up or down based on attainment of predetermined long-term financial performance objectives that are derived from the Company's or an operating company's strategic plan. Each of the Company and each operating company has its own Performance Notes utilizing its own financial performance objectives. The Performance Notes, which do not vest for two years, are intended to provide a longer-term incentive to participants. In 1997, all of the named executive officers (with the exception of Mr. Greeniaus) received supplemental Performance Notes. The Performance Notes are explained on pages 12 and 13.

LONG-TERM COMPENSATION

    The Committee has historically relied on a mix of various forms of stock-based grants and multi-year incentive opportunities to motivate executives to maintain a longer term perspective. In 1997, long-term incentive grants for Messrs. Goldstone and Greeniaus were made in the form of stock options. The 1997 long-term incentive grants for Messrs. Schindler, Sharpe and Rickard were made in the form of Performance Appreciation Rights, which are appreciation rights on the Performance Notes of a mix of the Company and its operating companies, as explained on pages 12 and 13. The amount of compensation that will be earned by the executive will depend solely on the increase in value of the underlying Performance Notes. The Committee believes that this vehicle will enable the Committee to focus long-term incentives on specific strategic operating and financial objectives. Mr. Rickard was also granted stock options and restricted stock in connection with his employment by the Company.

    In determining the size of the stock option and Performance Appreciation Rights grants, the Committee targets the 75th percentile of combined competitive stock options and other long-term incentive opportunities at comparator companies. In making such grants, the Committee does not take into account whether an executive has exercised or continues to hold previously granted stock options.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Mr. Goldstone's compensation for 1997 was determined by his performance and by the terms of his employment agreement with the Company. The terms of the employment agreement reflect the compensation deemed necessary to induce Mr. Goldstone to accept employment with the Company and to forego other professional opportunities. The terms and conditions of Mr. Goldstone's employment agreement are discussed in detail beginning on page 15.

    Mr. Goldstone's contractual annual compensation, comprised of annual base salary of $1,250,000 and an annual target bonus opportunity of 100% of his annual base salary, is intended to be consistent with the Committee's targeted annual compensation levels, which are set to reflect the 75th percentile of the compensation practices of comparator companies. As in prior years, Mr. Goldstone agreed to a reduction of his annual salary to $800,000 in exchange for an increase in his annual target bonus opportunity to reflect the reduction. This action not only reduced the amount of Mr. Goldstone's compensation that was guaranteed, it should also ensure that the Company may deduct, for federal income tax purposes, all of Mr. Goldstone's 1997 salary and annual bonus award.

    Mr. Goldstone's 1997 annual bonus award was based on a performance schedule adopted by the Committee in early 1997, using the Company's annual cash net income as the performance measure. Mr. Goldstone's 1997 cash bonus award reflects the Committee's assessment of his success during 1997 in guiding the Company through significant external challenges while sharpening the Company's focus on producing consistent and improving operating results, specifically including the Company's 1997 cash net income performance. Because the Company's 1997 cash net income target was exceeded, Mr. Goldstone also received a supplemental grant of Performance Notes (as described above under "Annual Compensation").

    In 1997 Mr. Goldstone was granted a stock option to purchase 460,000 shares of Common Stock with an exercise price of $32.25 (the market price of Common Stock on the date of grant) and a stock option (under a plan maintained by Nabisco) to purchase 60,000 shares of Nabisco Stock with an exercise price of $37.00 (the market price of Nabisco Stock on the date of Grant). The stock option to purchase Nabisco stock was granted in recognition of Mr. Goldstone's oversight role in respect of Nabisco. The size of Mr. Goldstone's 1997 stock option grants was determined in accordance with the Committee's practice (referred to above) of targeting the 75th percentile of competitive long-term grants.

SUMMARY

    The Committee believes that the Company's executive compensation program must continually provide compensation potential of such significance that individuals of exceptional talent and skills are motivated to join and remain with the Company and to perform in an exceptional manner. By ensuring that such persons are managing the Company's operations, the long-term interests of stockholders will be best served. The actions taken by the Committee for 1997 were consistent with this focus and the principles outlined above.

                                          John T. Chain, Jr. (Chairman)
                                          John L. Clendenin
                                          John G. Medlin, Jr.
                                          Rozanne L. Ridgway

                             STOCKHOLDER PROPOSALS

    Certain stockholders have submitted the three proposals set forth below. The Company will furnish, orally or in writing as requested, the names, addresses and claimed share ownership positions of the proponents of these stockholder proposals promptly upon written or oral request directed to the Secretary of the Company. The following proposals have been carefully considered by the Board, which has concluded that their adoption would not be in the best interests of the Company or its stockholders. For the reasons stated after each proposal and its supporting statement, the Board recommends a vote AGAINST each proposal.

    Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Secretary of the Company no later than November 27, 1998 at the Company's principal executive offices: RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, NY 10019-6013.

          ITEM 3--STOCKHOLDER PROPOSAL ON U.S. YOUTH SMOKING PROGRAMS
                            IN DEVELOPING COUNTRIES

    A stockholder has submitted the following proposal, which will be voted upon at the Annual Meeting if presented by its proponent:

    "WHEREAS The New York Times editorialized (9/10/97): 'Today American tobacco companies win profits and build addiction throughout Asia, where tobacco consumption is growing at the fastest rate in the world. Indeed, American cigarette companies have agreed to the proposed domestic tobacco settlement in part because it does not touch them overseas, where profits are soaring and they can boldly target teenagers without fear of lawsuits or powerful critics;'

    "--The editorial also declared that, in Hong Kong, 'Salem sponsors a 'virtual reality' dome, where teenagers attack each other with laser guns' and that Salem sponsors tennis tournaments which feature the American player, Michael Chang, an idol of Hong Kong girls. A Madonna concert from Spain was rebroadcast into Hong Kong as a Salem Madonna concert;'

    "--Our company has launched a campaign to prevent youth from smoking in the United States by supporting laws prohibiting tobacco sales to minors, training retailers not to sell to minors and by adhering to a voluntary advertising code which the proponents of this resolution believe needs replication throughout the world;

    "--Due in great part to our company's major marketing thrust, RJR's sales of cigarettes have soared in international markets, particularly in the developing countries of Asia and Eastern Europe;

    "--A New York Times article (5/15/94) noted that, while most Asian governments have launched efforts to deny teen access to cigarettes and to ban 'cigarette advertising on television and radio in recent years, but the tobacco companies often find ways around the bans through indirect promotions that skirt the law--sports events, glossy advertisements for clothing brands, or travel agencies that bear the name and logo of a cigarette brand;'

    "--Our company has been sued in criminal court in France for allegedly violating that nation's law which bans cigarette advertising and promotions by advertising non-tobacco products with the same brand name, a practice illegal in France;

    "--Our company was sued in the Philippines in 1987. Plaintiffs allege that our company advertised and marketed cigarettes to Filipino children using methods that are prohibited in the United States. Successful litigation in the Philippines, France or other developing countries could adversely affect the value of our stock;

    "--Lawsuits in the United States allege that, decades ago, our company conducted advertising practices that enticed children to smoke. If these lawsuits are successful, the value of our stock could be affected, and because of our failure to actively prevent youth smoking, other nations may file similar lawsuits;

    "RESOLVED, that the shareholders request management to implement the same programs that we have voluntarily proposed and adopted in the United States to prevent youth from smoking and buying our cigarettes in developing countries."

    The proponent has submitted the following statement in support of this proposal:

    "Much of the recent growth in cigarette sales has taken place in developing countries. We think this proposal offers a fair and reasonable approach to curb youth access to our cigarettes worldwide. To protect children in developing countries from smoking and to protect our company in future litigation, we urge shareholders to vote for this proposal."

    THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

    R.J. Reynolds International ("RJRI") believes that children, wherever they live, should not smoke. Reflecting this concern, RJRI has already implemented comprehensive policies to prevent children from buying and smoking its cigarettes.

    RJRI complies with all applicable laws and regulations, including the varied and extensive foreign regulations that are designed to curb youth smoking. RJRI also adheres to the cigarette industry's voluntary codes on marketing and advertising, which have been adopted in many countries. Wherever it operates, RJRI adheres to the fundamental principles set forth in its Youth Policy and Marketing Code (the "Code"), which is available from RJRI. The Code embodies RJRI's position "...that children should not smoke [and], as a responsible manufacturer and marketer of an adult product, we make every effort to ensure that our actions are guided by this basic belief."

    In some instances, RJRI's policy is stricter than local law and the voluntary industry code. For example, the Code states that "all advertising and promotions are directed to adult smokers. RJRI does not market its cigarettes to children under 18 years of age or the legal age to purchase cigarettes in the country in which they are sold, whichever is higher." The Code is comprehensive, providing guidelines on media where advertising appears, advertising content, sampling, direct marketing and similar topics.

    RJRI is proud of these policies and of its efforts to curb youth smoking, both on its own and in cooperation with governments and other cigarette manufacturers. RJRI believes that its approach is more effective than the proponent's proposal for the wholesale export of programs tailored specifically to the United States. The proponent's approach fails to address the different cultural, regulatory and market conditions of RJRI's many overseas markets. RJRI has to recognize and accommodate this diversity in order to manage its business and to meet its social responsibilities efficiently and successfully.

    THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

                   ITEM 4--STOCKHOLDER PROPOSAL ON SMUGGLING

    A stockholder has submitted the following proposal, which will be voted upon at the Annual Meeting if presented by its proponent:

    "WHEREAS a recent front-page expose in The New York Times, entitled 'Cigarette Makers Are Seen as Aiding Rise in Smuggling,' noted that the 'tobacco giants deny' any 'role in illegal trade,' but that 'inquiries show there may be one;'

    "--The article states that 'the largest tobacco companies are selling billions of dollars of cigarettes each year to traders and dealers who funnel them into black markets in many countries, say law enforcement officials and participants in the trade. In the last decade, the volume of cigarette smuggling around the world has nearly tripled, according to a leading tobacco research organization. This reflects a general surge in cigarette sales abroad, especially for American brands. And industry officials acknowledge that a sizable share--the researchers say one-fourth--of the cigarettes sold overseas pass through smuggling rings set up to evade foreign taxes and sell major brands at a discount;'

    "--The article also noted that 'the companies say they do nothing to encourage the smuggling and do not condone it. But recent criminal investigations in several countries show that people in the tobacco industry have played a significant role at times in stimulating and fueling it;'

    "--Newly released court documents show that our Company has sponsored trips to a luxury Canadian fishing resort for several dealers who have since been charged with conspiring to smuggle cigarettes into Canada. On one fishing trip in 1995, an R.J. Reynolds salesman even joked with the dealers about the smuggling;

    "--Employees of one of our competitors have already been indicted by a federal grand jury on charges that they conspired to defraud the U.S. of tax revenue in a cigarette smuggling scheme into Canada. 'By selling 24,000 cases of these cigarettes tax-free, the conspirators made over a million dollars in windfall profits,' U.S. Attorney Eddie J. Jordan said in a statement issued with the indictments' (The Los Angeles Times, May 24, 1996). This amount pales in comparison to what is expected to be lost by such smuggling on a global basis;

    "--It is believed that one of the ways the tobacco industry in the U.S. has aided in this smuggling has been by agreeing to shareholder requests to place warnings on cigarettes sold from the U.S. for export so that packages will not be distinguishable, thus aiding smuggling efforts;

    "--The sheer scope of the smuggling also could force changes in the $368.5 billion settlement being negotiated with the American tobacco industry by States Attorney Generals and the Clinton Administration;

    "RESOLVED, that the shareholders recommend that the Board establish an independent committee of auditors and independent directors to determine the extent of our Company's involvement directly or indirectly in smuggling its cigarettes throughout the world. Upon its review, this committee shall make recommendations to insure that our Company is not involved in any way in marketing its cigarettes in ways that assist smuggling. This report shall be completed and made available to requesting shareholders within six months of the 1998 Annual Meeting."

    THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

    The Company does not believe that its effectiveness in deterring cigarette smuggling would be enhanced by the creation of an independent committee, as recommended by this shareholder proposal. Such a committee and its report, also recommended by the proposal, would result in unnecessary duplication of procedures and reporting already in existence at the Company and in each of its subsidiaries. Radiating outward from the Audit Committee of the Company's Board of Directors (composed exclusively of independent directors) to all levels of management and operations throughout the world, these procedures are more than adequate to accomplish the proponent's laudable goals.

    The procedures currently in place fall into three general classifications. First, the Company has a formal compliance program throughout the consolidated group. It consists of the annual review, development and implementation of compliance education and reporting programs at all levels of the Company and its subsidiaries and an annual compliance certification program based on a Code of Conduct that has been made available in a number of languages and circulated to thousands of employees around the world. The Code makes absolutely clear that "it is the Company's policy to comply in all respects with all applicable federal, state and local laws and regulations in the U.S. and in all jurisdictions in which the Company does business." Each and every one of the thousands of employees identified as performing a function sensitive to legal compliance certifies annually that he or she has read and complied with the Code. The results of the certification program and the compliance education and reporting programs are reviewed by the Audit Committee of the Board of Directors each year.

    The second category of procedures is the Company's active internal audit function headed by a senior vice president. The internal audit team, among other things, regularly reviews internal control systems related to operating company sales and distribution practices and reports its activities to the Company's Chairman and to the Audit Committee during the course of each year. In addition to its annual internal audit program, the internal audit team responds to special inquiries from the Audit Committee or the Chairman as appropriate.

    Finally, designated senior managers of the operating companies have clear responsibilities to assure that their company's employees perform their jobs in accordance with law. In particular, certain senior managers are responsible for supervising sales and distribution practices to assure legal compliance, and the results of their activities are regularly reported to the Audit Committee.

    Anti-smuggling programs and reporting on connected foreign sales issues are a part of all of these systems of internal control; and at the hub of all of them is the independent Audit Committee. The Audit Committee functions in an oversight capacity and reviews, with the Board, the Company's and its subsidiaries' procedures, controls, organization, staffing and resources to ensure they are complying with all applicable laws and regulations including laws relating to smuggling. In addition, the Committee may be proactive in requesting special reports and making recommendations for changes to current procedures. In addition, if the Audit Committee learns of any illegal activities on the part of any employee, it has a fiduciary duty to assure that the Company takes appropriate action to correct the situation.

    The existence of these ongoing review and reporting procedures by the audit team, management and the independent Audit Committee renders the proposal moot. This proposal, which seeks the creation of an independent committee to conduct an investigation concerning cigarette smuggling, would merely create an additional investigatory body whose responsibilities would needlessly duplicate those of the audit team, management and the Audit Committee.

    THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

     ITEM 5--STOCKHOLDER PROPOSAL ON WORKFORCE REDUCTIONS AND STOCK OPTIONS

    A stockholder has submitted the following proposal, which will be voted upon at the Annual Meeting if presented by its proponent:

    "RESOLVED, that the Company's stockholders urge the Board to take the necessary steps to adopt a policy that no executives may cash in on stock options within six months of the announcement of a significant workforce reduction (of more than 1% of the total workforce)."

    The proponent has submitted the following statement in support of this proposal:

    "Stock options were created to reward good performance. This proposal would help to ensure that options reward real improvements in performance, rather than short-term stock boosts which are sometimes associated with the announcement of major layoffs.

    "In 1996, the Company's CEO, Steven Goldstone, received a salary of $800,000; a bonus of $2,200,000; and $3,772,298 in other compensation. This reflects a 704.7% increase in his total direct compensation from 1995. Also in 1996, the Company announced plans to cut over 4,000 jobs.

    "While Wall Street may give a temporary boost to stock prices at layoff announcements, there is growing concern that downsizings do not translate into long-term benefits for shareholders. Author Timothy Carpenter likens such layoffs to 'converting your favorite horse to the commodity status of refined glue. Yes, it can be more efficient and profitable, but who or what will replace the horse?'

    "A recent 7-year study of 25 large corporations noted that a 10% reduction in employment caused an average of only a 1.5% reduction in operating costs. After three years, the average downsized company's stock was up only 4.7%, compared with a typical increase of 34.4% for similar companies in the same field that didn't reduce staff to the same extent.

    "As investors with a long-term horizon interested in building our investments into the next century, we believe long-term growth at the Company is served by linking options to long-term company growth, rather than stock market blips that have more to do with the zeitgeist on Wall Street than with the real value of the Company.

    "For the above reasons we urge you to vote FOR this proposal."

    THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

    In recent years, the Company and its subsidiaries have completed workforce reductions as part of the restructuring of their businesses. The decisions to undertake these restructurings have not been easy, and they have been made only after extensive review of their consequences. These restructurings have enabled the Company and its subsidiaries to compete more effectively, benefiting the Company's stakeholders, including its continuing employees, over the long-term. Despite the proponent's suggestion, these actions have not been undertaken to achieve a temporary one-time boost in the Company's stock price. The reality is that controlling expenses is critical to the long-term health of the Company because its businesses are in industries characterized by modest growth, fierce competition and, in domestic tobacco, growing litigation expense. The proposal is fundamentally flawed because it would artificially deter restructuring initiatives, even when such initiatives are necessary for the long-term health of the Company.

    The Company believes that its existing compensation program encourages executives to focus on long-term performance, whether contemplating workforce reductions or other initiatives. Stock option grants are an integral part of this program because they link executive incentives to stock appreciation. The issuance of stock options also facilitates stock ownership by Company executives, further aligning their interests with those of the Company's shareholders. The terms of the Company stock options not only align executive and shareholder interests, they also provide an incentive to take a long-term perspective. Stock options granted to Company executives generally vest and become exercisable over the course of three years, not immediately. Thereafter, the options remain exercisable for a number of years. This structure encourages Company executives to focus on long-term shareholder returns because executives will maximize their returns if the Company's stock price increases steadily over the long-term, regardless of short-term fluctuations.

    Unilaterally changing the terms of outstanding stock options, as suggested by the proponent, would be a breach of the Company's contractual obligations to its executives. Even if the change were to be applied only prospectively to new stock option grants, it would erode the common ground between shareholders and executives and adversely affect the Company's ability to attract and retain talented management.

    In sum, the Company believes that its compensation arrangements, including its stock option program, already align executive incentives with the long-term interests of Company shareholders. The Company also believes that the proposal is inimical to the long-term interests of shareholders because it would adversely affect the Company's ability to attract and retain talented executives and could discourage them from taking actions that, in the long run, benefit all of the Company's stakeholders.

    THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

                           CERTAIN LEGAL PROCEEDINGS

    In the fourth quarter of 1995, purported Company stockholders filed, on their own behalf and derivatively on behalf of the Company and Nabisco, three putative class and derivative actions in the Court of Chancery of the State of Delaware in and for New Castle County against members of the Company's Board and the Company and Nabisco, as nominal defendants. The actions were consolidated in December 1995. The plaintiffs allege, among other things, that the individual defendants breached their fiduciary duty and wasted corporate assets by undertaking the debt exchange offer and consent solicitation completed by RJRN and Nabisco, Inc. in June 1995 and by amending Company By-Law provisions concerning the right to call stockholder meetings and procedures for stockholder action by written consent in August 1995. The plaintiffs allege that management took these and other actions to obstruct a spin-off of Nabisco wrongfully, to enrich the defendants at the expense of the Company, its stockholders and Nabisco and to entrench the defendants in the management and control of the Company. By agreement of the parties, the defendants' time to respond to the complaint in these consolidated actions has been extended, most recently, to May 1998. The Company believes that these allegations are without merit and, if necessary, will defend these actions vigorously.

                        COST AND METHOD OF SOLICITATION

    In addition to soliciting proxies by mail, directors, officers and regular corporate headquarters employees of the Company may solicit proxies in person or by telephone or telecopy. The Company will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services. The Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of approximately $20,000, plus reasonable out-of-pocket expenses and indemnification against certain liabilities and expenses. The Company will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this proxy statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of the Company's capital stock.

                                 OTHER MATTERS

    The Board has no knowledge of any other matters to be presented at the meeting other than those described herein. If any other matters should properly come before the meeting, it is the intention of the persons designated in the proxy to vote thereon according to their best judgment.

    YOUR VOTE IS VERY IMPORTANT. YOUR BOARD URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

                           RJR NABISCO HOLDINGS CORP.

    If you have any questions or need assistance in voting your shares, please contact MacKenzie Partners, Inc. at their toll free number: 1-800-322-2885.

New York, New York
March 27, 1998

                             YOUR VOTE IS IMPORTANT

    1. If your shares are registered in your own name(s), please sign, date and promptly mail the enclosed Proxy Card, using the postage-paid envelope provided.

    2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed Proxy Card in the postage-paid envelope provided. You may also contact the person responsible for your account and give instructions for a Proxy Card to be issued representing your shares.

       If you have any questions about voting your Proxy Card or require assistance, please call:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL FREE)

P R O X Y                                                               [COMMON]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1998 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton, Jr. Convention and Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                              (SEE REVERSE SIDE)

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options

                                                          SPECIAL ACTION

                                                          Change of address on Reverse Side / /

                                                          Discontinue Annual Report Mailing for
                                                          this Account / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           RJR NABISCO HOLDINGS CORP.
                                  MAY 13, 1998
         IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:
                            MACKENZIE PARTNERS, INC.
                            (212) 929-5500 (COLLECT)
                                       OR
                           (800) 322-2885 (TOLL-FREE)

P R O X Y                                                    [COMMON/BENEFICIAL]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1998 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton, Jr. Convention and Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                              (SEE REVERSE SIDE)

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

P R O X Y                                       [COMMON/$.835 DEPOSITARY SHARES]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1998 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF $.835 DEPOSITARY SHARES:

- You are entitled to vote at the RJR Nabisco Holdings Corp. Annual Meeting of Stockholders to be held on May 13, 1998

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each $.835 Depositary Share formerly owned by you has been converted into one-fifth of a share of RJR Nabisco Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of RJR Nabisco Common Stock that you are entitled to receive upon exchange of your certificate(s) representing $.835 Depositary Shares.

- UNTIL THE CERTIFICATES REPRESENTING YOUR $.835 DEPOSITARY SHARES ARE EXCHANGED FOR RJR NABISCO COMMON STOCK, WE CANNOT SEND YOU ANY RJR NABISCO COMMON STOCK DIVIDENDS. TO DATE, DIVIDENDS AGGREGATING APPROXIMATELY $5.5525 PER SHARE OF RJR NABISCO COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your $.835 Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                      RJR NABISCO HOLDINGS CORP.

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------
       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options
                                                          SPECIAL ACTION

                                                          Change of address on Reverse Side / /
                                                          Discontinue Annual Report Mailing for
                                                          this Account / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                                        [COMMON/BORDEN]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1998 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF BORDEN, INC. COMMON STOCK:

- You are entitled to vote at the RJR Nabisco Holdings Corp. Annual Meeting of Stockholders to be held on May 13, 1998.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each share of Borden common stock reflected in your account is exchangeable for .45829 of a share of RJR Nabisco Common Stock, after adjustment to reflect RJR Nabisco's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of RJR Nabisco Common Stock that you are entitled to receive upon exchange of your Borden common stock.

- UNTIL THE CERTIFICATES REPRESENTING YOUR BORDEN COMMON STOCK ARE EXCHANGED FOR RJR NABISCO COMMON STOCK, WE CANNOT SEND YOU ANY RJR NABISCO COMMON STOCK DIVIDENDS. TO DATE, DIVIDENDS AGGREGATING APPROXIMATELY $5.5375 PER SHARE OF RJR NABISCO COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your Borden common stock certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-619-1696 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                      RJR NABISCO HOLDINGS CORP.

      /X/  Please mark your votes as in
           this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES
AND FOR PROPOSAL 2.

       1.  Election of Directors (see    FOR / /    WITHHELD
           reverse) For, except                     / /
           withheld from the following
           nominee(s):
           ----------------------------

       2.  Ratify the appointment of     FOR / /    AGAINST    ABSTAIN
           Deloitte & Touche LLP as                 / /        / /
           Independent Auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS
3, 4 AND 5.

       3.  Stockholder proposal on U.S.  FOR / /    AGAINST    ABSTAIN
           youth smoking programs in                / /        / /
           developing countries

       4.  Stockholder proposal on       FOR / /    AGAINST    ABSTAIN
           smuggling                                / /        / /

       5.  Stockholder proposal on       FOR / /    AGAINST    ABSTAIN
           workforce reductions and                 / /        / /
           stock options

                                         SPECIAL ACTION
                                         Change of address on Reverse
                                         Side / /
                                         Discontinue Annual Report
                                         Mailing for this Account / /

                                         Please sign exactly as name
                                         appears hereon. Joint owners
                                         should each sign. When signing
                                         as attorney, executor,
                                         administrator, trustee or
                                         guardian, please give full
                                         title as such.

                                         -------------------------------
                                         Signature(s)

                                         -------------------------------
                                         Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                    [COMMON/SERIES C DEPOSITARY SHARES]

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby, with respect to all shares of Common Stock of RJR Nabisco Holdings Corp. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints each of Steven F. Goldstone, William L. Rosoff and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution in each, to represent the undersigned and directs First Chicago Trust Company of New York, as Depositary, in each case at the 1998 Annual Meeting of Stockholders of the Company to be held at The M.C. Benton Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski; H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Change of address:

---------------------------------------------

---------------------------------------------
(If you have written in the above space,
please mark the corresponding box on the
reverse side of this card.)

                                                              (SEE REVERSE SIDE)

                               IMPORTANT MESSAGE!

TO FORMER HOLDERS OF SERIES C DEPOSITARY SHARES:

- You are entitled to vote at the RJR Nabisco Holdings Corp. Annual Meeting of Stockholders to be held on May 13, 1998.

- You may use the proxy card attached above to vote. Please vote early!

- If you have any questions about voting, please call MacKenzie Partners, Inc. toll free at 1-800-322-2885.

- Each Series C Depositary Share formerly owned by you has been converted into one-fifth of a share of RJR Nabisco Common Stock, after adjustment to reflect the Company's April 1995 reverse Common Stock split. The number of shares printed on the reverse side of this card is the number of shares of RJR Nabisco Common Stock that you are entitled to receive upon exchange of your certificate(s) representing Series C Depositary Shares.

- UNTIL THE CERTIFICATES REPRESENTING YOUR SERIES C DEPOSITARY SHARES ARE EXCHANGED FOR RJR NABISCO COMMON STOCK, WE CANNOT SEND YOU ANY RJR NABISCO COMMON STOCK DIVIDENDS. TO DATE, DIVIDENDS AGGREGATING APPROXIMATELY $2.05 PER SHARE OF RJR NABISCO COMMON STOCK HAVE ACCRUED ON YOUR ACCOUNT.

- If you need assistance exchanging your Series C Depositary Share certificate(s), please call the Exchange Agent, First Chicago Trust Company of New York, toll-free at 1-800-317-4432 and ask for the Tenders & Exchanges Department.

Thank you for acting promptly.

                                                      RJR NABISCO HOLDINGS CORP.

/X/ Please mark your votes as in this example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options
                                                          SPECIAL ACTION

                                                          Change of address on Reverse Side / /
                                                          Discontinue Annual Report Mailing for
                                                          this Account / /

                                                          Please sign exactly as name appears
                                                          hereon. Joint owners should each sign.
                                                          When signing as attorney, executor,
                                                          administrator, trustee or guardian,
                                                          please give full title as such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (See Reverse Side for Instructions)

P R O X Y                                                               [ ESOP ]

                           RJR NABISCO HOLDINGS CORP.
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints each of Steven F. Goldstone, William L. Rosoff, and H. Colin McBride as his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the 1998 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company") to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof and to vote all the shares of ESOP Convertible Preferred Stock of the Company on all matters coming before the meeting as set forth below.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL 2.

     1. Election of Directors

                             FOR                   WITHHELD

J.T. Chain, Jr.
                    ----------------------  ----------------------

J.L. Chambers
                    ----------------------  ----------------------

J.L. Clendenin
                    ----------------------  ----------------------

S.F. Goldstone
                    ----------------------  ----------------------

R.J. Groves
                    ----------------------  ----------------------

L.D. Kozlowski
                    ----------------------  ----------------------

H.E. Lockhart
                    ----------------------  ----------------------

T.E. Martin
                    ----------------------  ----------------------

R.L. Ridgway
                    ----------------------  ----------------------

     2. Ratify the appointment and restatement of Deloitte & Touche LLP as Independent Auditors

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

     3. Stockholder proposal on U.S. youth smoking programs in developing countries

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

     4. Stockholder proposal on smuggling

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

                                                        [ CONTINUED ON REVERSE ]

     5. Stockholder proposal on workforce reductions and stock options

         FOR                   AGAINST                 ABSTAIN
----------------------  ----------------------  ----------------------

                                               Please sign exactly as name
                                               appears hereon. Joint owners
                                               should each sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such.

                                         _______________________________________
                                               SIGNATURE(S)                 Date

Bull & Co.
Wachovia Bank, N.A.
Box 3075, Trust Operations
Winston-Salem, NC 27102
    Holder of record of 13,453,248 shares
    of ESOP Convertible Preferred Stock

P R O X Y
                            VOTING INSTRUCTION CARD

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the 1998 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"), to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski;
H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        WACHOVIA
--------------------------------------------------------------------------------
Employee Benefit Trust Services
301 North Main Street
Winston-Salem, NC 27150-3099

March 1998

To:  Participants in the RJR Nabisco Capital Investment Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Wachovia Bank, N.A., in its capacity as Trustee of the above named plan, how to vote shares of Common Stock and Matching Stock allocated to your plan account. Enclosed are the following:

1. Notice of Annual Meeting of Stockholders to be held on May 13, 1998 and the accompanying Proxy Statement.
2.  This Proxy/Voting Instruction Card.
3.  A postage-paid return envelope.

You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1997.

These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 8, 1998. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Wachovia Bank, N.A.
Trustee

Enclosures

/X/ Please mark your votes as in this example.

    The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4 and 5.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options

                                                          NOTE: Please sign exactly as name
                                                          appears hereon. Joint owners should each
                                                          sign. When signing as attorney,
                                                          executor, administrator, trustee or
                                                          guardian, please give full title as
                                                          such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y
                            VOTING INSTRUCTION CARD

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the 1998 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"), to be held at The M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski;
H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        WACHOVIA
--------------------------------------------------------------------------------
Employee Benefit Trust Services
301 North Main Street
Winston-Salem, NC 27150-3099

March 1998

To:  Participants in the Nabisco Employee Savings Plan

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Wachovia Bank, N.A., in its capacity as Trustee of the above named plan how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1. Notice of Annual Meeting of Stockholders to be held on May 13, 1998 and the accompanying Proxy Statement.
2.  This Proxy/Voting Instruction Card.
3.  A postage-paid return envelope.

You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1997.

The number of shares you hold in your plan account as of the most recent date available is printed on the reverse side of this proxy card. These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 8, 1998. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Wachovia Bank, N.A.
Trustee

Enclosures

                                                              (SEE REVERSE SIDE)

/X/Please mark your votes as in this example.

   The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4 and 5.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options

                                                          NOTE: Please sign exactly as name
                                                          appears hereon. Joint owners should each
                                                          sign. When signing as attorney,
                                                          executor, administrator, trustee or
                                                          guardian, please give full title as
                                                          such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)

P R O X Y
                            VOTING INSTRUCTION CARD

                           RJR NABISCO HOLDINGS CORP.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 13, 1998
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Vanguard Group, Custodian under the Nabisco/Life Savers Puerto Rico Capital Accumulation Plan and Custodian under the Savings and Investment Plan for Employees of R.J. Reynolds Tobacco Company in Puerto Rico, his true and lawful agent and proxy, to represent the undersigned at the 1998 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. (the "Company"), to be held at the M.C. Benton, Jr. Convention & Civic Center, 301 West Fifth Street, Winston-Salem, North Carolina, on Wednesday, May 13, 1998 at 9:00 a.m., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

    J.T. Chain, Jr.; J.L. Chambers; J.L. Clendenin; S.F. Goldstone; R.J. Groves; L.D. Kozlowski;
H.E. Lockhart; T.E. Martin and R.L. Ridgway.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                                                              (SEE REVERSE SIDE)

                                                                        VANGUARD
--------------------------------------------------------------------------------
Vanguard Group
100 Vanguard Boulevard
Malvern, PA 19355

  DE TENER ALGUNA DUDA RELATIVO A ESTOS DOCUMENTOS FAVOR DE COMUNICARSE COM EL
                       DEPARTAMENTO DE RECURSOS HUMANOS.

March 1998

To:  Participants in the Nabisco/Life Savers Puerto Rico Capital Accumulation
Plan
    Participants in the Savings and Investment Plan for Employees of R. J. Reynolds Tobacco Company in Puerto Rico

As a participant in a Company sponsored employee benefit savings plan that requires pass through voting, you are entitled to instruct Vanguard, in its capacity as Custodian of the above named plans, how to vote shares of Common Stock allocated to your plan account. Enclosed are the following:

1. Notice of Annual Meeting of Stockholders to be held on May 13, 1998 and the accompanying Proxy Statement.
2.  This Proxy/Voting Instruction Card.
3.  A postage-paid return envelope.

You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1997.

The number of shares you hold in your plan account as of the most recent date available is printed on the reverse side of this card. These shares will be voted as you direct if this card is completed by you and received by First Chicago Trust Company of New York on or before May 8, 1998. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

We appreciate your completing, dating and signing the card above and returning it promptly in the postage-paid return envelope.

Cordially yours,

Vanguard Group
Custodian

Enclosures

/X/ Please mark your votes as in this example.

    The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4 and 5.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL
2.

       1.  Election of Directors (see reverse) For,       FOR / /    WITHHELD / /
           except withheld from the following
           nominee(s):
           ---------------------------------------------

       2.  Ratify the appointment of Deloitte & Touche    FOR / /    AGAINST / /      ABSTAIN / /
           LLP as independent auditors

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4 AND 5.

       3.  Stockholder proposal on U.S. youth smoking     FOR / /    AGAINST / /      ABSTAIN / /
           programs in developing countries

       4.  Stockholder proposal on smuggling              FOR / /    AGAINST / /      ABSTAIN / /

       5.  Stockholder proposal on workforce reductions   FOR / /    AGAINST / /      ABSTAIN / /
           and stock options

                                                          NOTE: Please sign exactly as name
                                                          appears hereon. Joint owners should each
                                                          sign. When signing as attorney,
                                                          executor, administrator, trustee or
                                                          guardian, please give full title as
                                                          such.

                                                          ----------------------------------------
                                                          Signature(s)

                                                          ----------------------------------------
                                                          Date                  Title

                      (SEE REVERSE SIDE FOR INSTRUCTIONS)